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                                                                    EXHIBIT 23.3

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-4 Registration Statement covering the merger of Devon Energy Corporation and Santa Fe Snyder Corporation of our report dated March 19, 1999 included in the PennzEnergy Company Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.

ARTHUR ANDERSEN LLP


Houston, Texas
June 21, 2000